Line of Credit (Detail)	9 Months Ended
	Sep. 30, 2012 Diamond Bar [Member] USD ($)	Sep. 30, 2012 Nova Dongguan [Member] USD ($)	Sep. 30, 2012 Nova Dongguan [Member] CNY
Line of Credit Facility, Maximum Borrowing Capacity	$ 5,000,000	$ 3,154,077	20,000,000
Debt Instrument, Interest Rate, Stated Percentage	4.50%	6.94%
Line of Credit Facility, Amount Outstanding	3,431,818	1,103,927	7,000,000
Interest Expense, Debt	$ 39,597	$ 23,513
Line of Credit Facility, Covenant Terms	(i) maintain a minimum tangible net worth of not less than $3 million; (ii) maintain a current ratio in excess of 1.25 to 1.00; and (iii) maintain a ratio of debt to tangible net worth not in excess of 3.500 to 1.000; (iv) the pre-tax income must benot less than 0.5% of total revenue quarterly